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                                                                    Exhibit 99.8


                              RITE AID CORPORATION
                        Special Meeting of Stockholders
          This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby constitutes and appoints Martin L. Grass and Franklin L. Brown, or either of them, the undersigned stockholder's attorney and proxy, each with full power of substitution and resubstitution, to represent and to vote on behalf of the undersigned upon the proposal set forth herein all shares of Rite Aid Corporation Common Stock held of record by the undersigned as of ________________, 1996, at the Special Meeting of Stockholders of Rite Aid Corporation and at all adjournments and postponements thereof, to be held at the Radisson Penn Harris Hotel & Convention Center, 1150 Camp Hill Bypass, Camp Hill, Pennsylvania, at noon, Eastern Time, ________________, 1996. (THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. WHERE NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL 1 ON THE REVERSE SIDE HEREOF AND IN THE DISCRETION OF THE INDIVIDUALS NAMED ABOVE ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

     The undersigned hereby acknowledges receipt of the notice of meeting and Joint Proxy Statement/Prospectus furnished herewith, and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.


                (Continued and to be signed on the other side.)
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[X]  Please mark your vote as indicated in the example.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 BELOW:

1. Adoption of the Agreement and Plan of Merger described in the Joint Proxy Statement/Prospectus accompanying this proxy and the transactions contemplated thereby:

               FOR            AGAINST             ABSTAIN

               [ ]             [ ]                 [ ]

2. In their discretion upon such other matters as may properly come before the meeting:

               FOR            AGAINST             ABSTAIN

               [ ]             [ ]                 [ ]


IF NO DIRECTION IS INDICATED ON A PROPERLY EXECUTED PROXY, IT WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH ABOVE.

Please DATE this Proxy and SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. When signing as attorney, executor, administrator, trustee, guardian or other representative, give your full title as such. If a corporation, sign the full corporate name by an authorized officer, stating his/her title. If a partnership, sign in partnership name by an authorized person. Where stock is issued in the name of two or more persons, all such persons should sign.

                              Dated:________________________________________
                              Signature:____________________________________
                              Signature if held jointly:____________________ Name of Corporation or Partnership:___________ Authorized Officer:___________________________
                              Title or authority:___________________________


                             (FOLD AND DETACH HERE)